UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2006

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In an election concluded on November 9, 2006, the participating California members of the Federal Home Loan Bank of San Francisco (the "Bank") elected incumbent directors James P. Giraldin (President and Chief Operating Officer, First Federal Bank of California, Santa Monica, California) and D. Tad Lowrey (Vice President, Fullerton Community Bank, Fullerton, California) to new terms on the Bank's board, and the participating Nevada members of the Bank elected new director J. Benson Porter (Executive Vice President, Washington Mutual Bank, Henderson, Nevada) to a new term on the Bank's board, all for three-year terms beginning January 1, 2007, and ending December 31, 2009. The Bank's board appoints directors to its committees in January each year.

The Bank issued a press release announcing the results of the election. The press release is furnished as Exhibit 99.1 to this report. The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Also, as the Bank announced earlier this year, the Finance Board redesignated two of the Bank's eight elected director positions from California to Nevada, effective January 1, 2007. One of the two newly designated Nevada director positions is the position to be filled by Mr. Porter. The other newly designated Nevada director position is the position currently held by director Rick McGill, with a term ending December 31, 2008. Mr. McGill's position with Broadway Federal Bank, FSB, a California member of the Bank, will not qualify him for this director position once it is redesignated to Nevada, effective January 1, 2007. The position will become vacant as of that date, and the board will be required to select an officer or director of a Bank member located in Nevada to fill the position for the remainder of the term.

Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
	99.1	Press Release, dated November 9, 2006, issued by the Federal Home Loan Bank of San Francisco

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: November 10, 2006	By: /s/ Dean Schultz
Dean Schultz President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 9, 2006, issued by the Federal Home Loan Bank of San Francisco